UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2020

Vantage Drilling International

(Exact name of registrant as specified in its charter)

Cayman Islands	333-231736	98-1372204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vantage Energy Services, Inc. 777 Post Oak Boulevard, Suite 800 Houston, TX 77056
(Address of principal executive offices) (Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

42819.00000

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Thomas J. Cimino as Chief Financial Officer. On May 15, 2020, Thomas J. Cimino stepped down from his position as Chief Financial Officer of Vantage Drilling International (the “Company”) and his employment with the Company terminated.  Mr. Cimino will serve as a consultant to the Chief Executive Officer until June 30, 2020.  The Company and Mr. Cimino are in the process of finalizing a separation agreement that is expected to honor the terms of his employment agreement.

Appointment of Douglas E. Stewart as Chief Financial Officer. On May 15, 2020, the Company’s Board of Directors appointed Douglas E. Stewart as the Company’s Chief Financial Officer.  Along with this role, Mr. Stewart will continue to serve as the Company’s General Counsel and Corporate Secretary as well as Chief Compliance Officer, roles he has held at the Company since June 2016 and December 2016, respectively.

Mr. Stewart joined the Company from Stallion Oilfield Holdings, Inc., a U.S.-based oilfield services company, where he served as Executive Vice President, General Counsel and Secretary. Mr. Stewart joined Stallion in June 2007 from Occidental Development Company, a subsidiary of Occidental Petroleum Corporation, where he served in the international business development group. Prior to joining Occidental in January 2007, he practiced corporate finance and securities law, specializing in private equity and mergers and acquisitions, at Vinson & Elkins LLP from September 2001 until December 31, 2006.

Mr. Stewart received his Bachelor of Arts degree cum laude in Economics and International Studies from Trinity University and his J.D. with honors from the University of Texas School of Law.

Mr. Stewart does not have any family relationships with any of the Company’s directors or executive officers, and he is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Mr. Stewart’s employment agreement with the Company remains unchanged other than to acknowledge the increase in his duties and responsibilities.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020

VANTAGE DRILLING INTERNATIONAL

/s/ Douglas E. Stewart
Douglas E. Stewart Chief Financial Officer, General Counsel, and Corporate Secretary

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